UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): January 7, 2013

K-V PHARMACEUTICAL COMPANY
(Exact name of registrant as specified in its charter)
____________________

Delaware	1-9601	43-0618919
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2280 Schuetz Road
St. Louis, MO		63146
(Address of principal executive offices)		(Zip Code)

(314) 645-6600
(Registrant's telephone number, including area code)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act.
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 8.01	Other Events.

As previously disclosed in its Current Report on Form 8-K filed August 4, 2012, K-V Pharmaceutical Company, a Delaware corporation (the “Company”), and certain of its wholly-owned domestic subsidiaries (collectively, the “Debtors”) filed voluntary petitions for reorganization (the “Bankruptcy Cases”) under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).

Proposed Plan of Reorganization and Disclosure Statement

On January 7, 2013, the Debtors filed with the Bankruptcy Court a proposed Joint Chapter 11 Plan of Reorganization (as may be amended, modified or supplemented from time to time, the “Proposed Plan”) and related disclosure statement (as may be amended, modified or supplemented from time to time, the “Disclosure Statement”), along with a motion seeking, among other things, Bankruptcy Court approval of the Disclosure Statement, establishing procedures for the solicitation and tabulation of votes to accept or reject the Proposed Plan, establishing the deadline and procedures for filing objections to confirmation of the Proposed Plan, and approving the procedures for the rights offering contemplated by the Proposed Plan.

A copy of the filed Proposed Plan and related Disclosure Statement are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively. Information contained in the Proposed Plan and the Disclosure Statement is subject to change, whether as a result of amendments to the Proposed Plan, third-party actions, or otherwise. The Proposed Plan is subject to acceptance by the Debtors’ creditors (as and to the extent required under the Bankruptcy Code) and confirmation by the Bankruptcy Court.  There can be no assurances that the requisite acceptances to the Proposed Plan can be obtained by the Debtors’ creditors, that the Bankruptcy Court will approve the Disclosure Statement, or that the Bankruptcy Court will confirm the Proposed Plan.

The Bankruptcy Code does not permit solicitation of acceptances of the Proposed Plan until the Bankruptcy Court approves the Disclosure Statement as providing adequate information of a kind, and in sufficient detail, as far as is reasonably practicable in light of the nature and history of the Debtors and the condition of the Debtors’ books and records, that would enable a hypothetical reasonable investor typical of the holder of claims against, or interests in, the Debtors to make an informed judgment about the Proposed Plan. The Bankruptcy Court has not yet approved the Disclosure Statement. Accordingly, this Current Report on Form 8-K is not intended to be, nor should it be construed as, a solicitation for a vote on the Proposed Plan.

This Current Report on Form 8-K is not an offer to sell or a solicitation of any offer to buy any securities of the Debtors.  Any solicitation or offer to sell will be made pursuant to and in accordance with the Disclosure Statement, once approved by the Bankruptcy Court, and applicable law.

Item 9.01	Financial Statements and Exhibits.
(d)	The following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Proposed Joint Chapter 11 Plan of Reorganization for the Debtors

99.2	Proposed Disclosure Statement for Joint Chapter 11 Plan of Reorganization for the Debtors

The Company will post this Form 8-K on its Internet website at www.kvph.com.  References to the Company’s website address are included in this Form 8-K only as inactive textual references and the Company does not intend them to be active links to the website.  Information contained on the website does not constitute part of this Form 8-K.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains various forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 (the “PSLRA”) and which may be based on or include assumptions concerning our future operations, future results and prospects.  Such statements may be identified by the use of words like “plan,” “expect,” “aim,” “believe,” “project,” “anticipate,” “commit,” “intend,” “estimate,” “will,” “should,” “could,” “potential” and other expressions that indicate future events and trends.

All statements that address expectations or projections about the future, including, without limitation, statements about the possible outcome of the Company’s Chapter 11 proceedings, financing, product launches, governmental and regulatory actions and proceedings, market position, revenues, expenditures and the impact of recalls and suspension of shipments on revenues, adjustments to the financial statements, the filing of amended filings with the Securities and Exchange Commission (the “SEC”) and other financial results, are forward-looking statements.

All forward-looking statements are based on current expectations and are subject to risk and uncertainties. In connection with the “safe harbor” provisions of the PSLRA, we provide the following cautionary statements identifying important economic, competitive, political, regulatory and technological factors, among others, that could cause actual results or events to differ materially from those set forth or implied by the forward-looking statements and related assumptions. Such factors include (but are not limited to) the following:

(1)	the ability of the Company and the other Debtors to continue as a going concern;
(2)
the ability of the Company to comply with the milestones in its debtor-in-possession financing facility, and obtain Bankruptcy Court approval of its motion for approval of the Proposed Plan and related Disclosure Statement as well as other motions filed in the Bankruptcy Cases;

(3)	the ability of the Company and the other Debtors to satisfy the conditions of the Proposed Plan and to consummate the Proposed Plan, including the contemplated rights offering;
(4)
objections that may be raised with respect to the Proposed Plan and related Disclosure Statement by the Debtors’ various creditors, equity holders and other constituents and the Bankruptcy Court’s treatment of such objections;

(5)	the effects of the Bankruptcy Cases on the Company and the other Debtors and the interests of various creditors, equity holders and other constituents;
(6)	the effects of rulings of the Bankruptcy Court in the Bankruptcy Cases and the outcome of the cases in general;
(7)	the length of time the Company and the other Debtors will operate under the Bankruptcy Cases;
(8)	risks associated with third-party motions in the Bankruptcy Cases to the extent that they may interfere with the ability of the Company and the other Debtors to consummate the Proposed Plan;
(9)	the potential adverse effects of the Bankruptcy Cases on the Company’s and the other Debtors’ liquidity or results of operations;
(10)	the ability to execute the Company’s business and restructuring plans;
(11)	increased legal costs related to the Company’s bankruptcy filing and other litigation;
(12)	that its Class A Common Stock and Class B Common Stock will be, or will continue to be, traded on the OTCQB Marketplace and whether sufficient volumes and liquidity will develop; and
(13)
the ability of the Company and the other Debtors to maintain contracts that are critical to their operation, including to obtain and maintain normal terms with their vendors, customers and service providers and to retain key executives, managers and employees.

This discussion is not exhaustive, but is designed to highlight important factors that may impact our forward-looking statements.

Because the factors referred to above, as well as the statements included in Part I, Item 1A —“Risk Factors,” of our Annual Report on Form 10-K for the fiscal year ended March 31, 2012, the statements under the heading “Risk Factors” in our Registration Statement on Form S-1 filed with the Securities and Exchange Commission on July 31, 2012, and the statements included in Article XI — “Certain Risk Factors to be Considered” of the Disclosure Statement, could cause actual results or outcomes to differ materially from those expressed in any forward-looking statements made by us or on our behalf, you should not place undue reliance on any forward-looking statements. All forward-looking statements attributable to us are expressly qualified in their entirety by the cautionary statements in this “Cautionary Note Regarding Forward-Looking Statements” and the risk factors that are included under Part I, Item 1A of the our Annual Report on Form 10-K for the fiscal year ended March 31, 2012, the risk factors under the heading “Risk Factors” in our Registration Statement on Form S-1 filed with the Securities and Exchange Commission on July 31, 2012, and the risk factors included in Article XI — “Certain Risk Factors to be Considered” of the Disclosure Statement. Further, any forward-looking statement speaks only as of the date on which it is made and we are under no obligation to update any of the forward-looking statements after the date of this Current Report on Form 8-K. New factors emerge from time to time, and it is not possible for us to predict which factors will arise, when they will arise and/or their effects. We may amend the Proposed Plan and the Disclosure Statement and those amendments could be material. In addition, we cannot assess the impact of each factor on our future business or financial condition or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 14, 2013
K-V PHARMACEUTICAL COMPANY

By:	/s/ Patrick J. Christmas
Patrick J. Christmas
Vice President, General Counsel and Secretary